Exhibit 99.1

New Era Marketing, Inc.

10620 Southern Highlands Parkway
Suite 110-433
Las Vegas, Nevada 89141

December 19, 2006

New Era Marketing, Inc.
Attn: Jeffrey Binder
927 Lincoln Road
Suite 200
Miami, Florida 33139

Re:	Resignation

Dear Mr. Binder:

I find that the geographical distance between Fearless and my location makes it difficult to efficiently and realistically execute my duties and I wish to pursue other interests. Therefore, it is with regret that I hereby tender my resignation, effective immediately.

Very truly yours,

/s/ Joseph MacKenzie
Joseph MacKenzie

417 W. Foothill Blvd, PMB B-175, Glendora, CA 91741
(626) 335-7750              Fax (909) 971-0456